SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2003

WESTERN WIRELESS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	000-28160	91-1638901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3650 131st Avenue S.E. Bellevue, Washington	98006
(Address of Principal Executive Offices)	(Zip Code)

(425) 586-8700

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changes Since Last Report)

Item 5. Other Events

On February 14, 2003, we filed a Current Report on Form 8-K (“8-K”) which included, as an exhibit, our press release dated February 13, 2003, announcing, among other things, our fourth quarter and full year 2002 financial results and recalculations of certain previously reported financial information. This press release included the non-GAAP financial measures, “EBITDA” and “free cash flow.”

On March 27, 2003, we filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (“10-K”). Under Item 6, “Selected Financial Data,” we presented a table which included the financial measure, EBITDA, for each of the five fiscal years in the period ended December 31, 2002. We also referred to EBITDA in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” of the 10-K.

EBITDA is a non-GAAP financial measure and represents total revenues less total operating expenses exclusive of depreciation, amortization, asset dispositions and stock-based compensation. Free cash flow represents total revenues less total operating expenses and capital expenditures exclusive of depreciation, amortization, asset dispositions and stock-based compensation.

Regulation G, recently promulgated by the Securities and Exchange Commission, requires us to reconcile any non-GAAP financial measures with the most directly comparable financial measure calculated in accordance with GAAP. We believe that the GAAP financial measure most directly comparable to EBITDA and free cash flow is income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle. We have presented EBITDA and free cash flow because we believe they provide meaningful additional information on our performance and on our ability to service our long-term debt and other fixed obligations, and to fund our continued growth. We also use EBITDA and free cash flow as integral parts of our internal reporting to evaluate the performance of our senior management and to monitor compliance with certain of the financial covenants in our credit agreements. EBITDA and free cash flow are considered by many financial analysts to be meaningful indicators of an entity’s ability to meet its future financial obligations, and growth in EBITDA and free cash flow is considered to be an indicator of future profitability, especially in a capital-intensive industry such as wireless telecommunications. EBITDA and free cash flow should not be construed as alternatives to operating income (loss), as determined in accordance with GAAP, as alternatives to cash flows from operating activities, as determined in accordance with GAAP, or as measures of liquidity. Since all companies do not calculate EBITDA and free cash flow in the same manner, our presentation may not be comparable to other similarly titled measures of other companies.

This Current Report is being filed in connection with our filing of a Registration Statement on Form S-3. The Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission has not yet become effective. The securities may not be sold, nor may offers to buy be accepted, prior to the time the Registration Statement becomes effective. This Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Accordingly, pursuant to Regulation G, we hereby provide the following reconciliations of EBITDA to income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle and free cash flow to income (loss) from continuing operations before provisions for income taxes and cumulative change in accounting principle:

8-K Reconciliation, Exhibit 99.1 and 10-K Reconciliation, Item 7 MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS:

Adjustments to reconcile domestic and international EBITDA to income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle:

	Year Ended December 31, 2002			Year Ended December 31, 2001			Year Ended December 31, 2000
	Domestic	International	Consolidated	Domestic	International	Consolidated	Domestic	International	Consolidated
	(Dollars in thousands)			(Dollars in thousands)			(Dollars in thousands)
EBITDA	$367,614	$(58,744)	$308,870	$345,010	$(114,835)	$230,175	$320,409	$(6,373)	$314,036
Depreciation and amortization	(194,003)	(46,484)	(240,487)	(190,601)	(19,325)	(209,926)	(120,826)	(4,235)	(125,061)
Asset dispositions	(21,304)		(21,304)
Stock based compensation, net	(1,328)	5,450	4,122	(4,183)	1,876	(2,307)	(9,334)	(10,763)	(20,097)
Total other expense, including interest	(109,765)	(41,894)	(151,659)	(147,152)	(33,321)	(180,473)	(150,529)	44,999	(105,530)
Minority interest in net loss of consolidated subsidiaries		8,408	8,408		18,967	18,967		2,058	2,058

Income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle	$41,214	$(133,264)	$(92,050)	$3,074	$(146,638)	$(143,564)	$39,720	$25,686	$65,406

	Three Months Ended December 31, 2002			Three Months Ended December 31, 2001
	Domestic	International	Consolidated	Domestic	International	Consolidated
	(Dollars in thousands)			(Dollars in thousands)
EBITDA	$97,086	$(23,365)	$73,721	$73,558	$(40,013)	$33,545
Depreciation and amortization	(48,030)	(14,008)	(62,038)	(55,388)	(6,423)	(61,811)
Asset dispositions	(15,000)		(15,000)
Stock based compensation, net	(1,328)		(1,328)	(482)	14,516	14,034
Total other expense, including interest	(24,093)	(12,265)	(36,358)	(25,934)	(16,177)	(42,111)
Minority interest in net loss of consolidated subsidiaries		1,111	1,111		4,810	4,810

Income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle	$8,635	$(48,527)	$(39,892)	$(8,246)	$(43,287)	$(51,533)

Adjustments to reconcile domestic and international free cash flow to income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle:

	Year Ended December 31, 2002			Year Ended December 31, 2001
	Domestic	International	Consolidated	Domestic	International	Consolidated
	(Dollars in thousands)			(Dollars in thousands)
Free Cash Flow	$206,938	$(198,496)	$8,442	$83,579	$(231,632)	$(148,053)
Capital expenditures	160,676	139,752	300,428	261,431	116,797	378,228
Depreciation and amortization	(194,003)	(46,484)	(240,487)	(190,601)	(19,325)	(209,926)
Asset dispositions	(21,304)		(21,304)
Stock based compensation, net	(1,328)	5,450	4,122	(4,183)	1,876	(2,307)
Total other expense, including interest	(109,765)	(41,894)	(151,659)	(147,152)	(33,321)	(180,473)
Minority interest in net loss of consolidated subsidiaries		8,408	8,408		18,967	18,967

Income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle	$41,214	$(133,264)	$(92,050)	$3,074	$(146,638)	$(143,564)

10-K Reconciliation, Item 6 SELECTED FINANCIAL DATA:

Adjustments to reconcile EBITDA to income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle:

	Year Ended December 31, (Dollars in thousands)
	2002	2001	2000	1999	1998
EBITDA	$308,870	$230,175	$314,036	$242,165	$155,682
Depreciation and amortization	(240,487)	(209,926)	(125,061)	(102,013)	(74,402)
Asset dispositions	(21,304)
Stock based compensation, net	4,122	(2,307)	(20,097)	(79,223)
Total other expense, including interest	(151,659)	(180,473)	(105,530)	(110,660)	(95,118)
Minority interests in net loss of consolidated subsidiaries	8,408	18,967	2,058	1,610	479

Income (loss) from continuing operations before provision for income taxes and cumulative change in accounting principle	$(92,050)	$(143,564)	$65,406	$(48,121)	$(13,359)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION (Registrant)

Date: April 14, 2003	By:	/S/ JEFFREY A. CHRISTIANSON
Name: Jeffrey A. Christianson Title: Senior Vice President and General Counsel